Exhibit 10.49—Rescission Offer dated December __, 2000 addressed to Subscribers to the 2000 Tranche A Offering

EXHIBIT 10.49

RESCISSION OFFER TO 2000 TRANCHE A OFFERING SUBSCRIBERS

To:	Subscribers to the $10.00 Per Share Offering of up to 1,000,000 Shares of Common Stock, no Par Value, of Telegen Corporation

From:	Telegen Corporation

Date:	December 14, 2000

        1.  On June 30, 2000 Telegen Corporation (“Telegen”) completed an offering (the “Offering”) of up to 1,000,000 shares of its common stock, no par value (the “Shares”), at a per share offering price of $10.00, pursuant to Regulation D of the Securities Act of 1933, as amended (the “Act”), whereby Merchant Securities, LTD. (“Merchant”) and Pacific West Securities, Inc. (“Pacific”) acted as placement agents for such Offering pursuant to the terms and conditions of those certain Placement Agent Agreements, dated as of ________ and ______, respectively. The proceeds of the Offering are currently being held in escrow (the “Escrow”) by the Bank of Scotland, pursuant to the terms of an escrow agreement.

        2.  Pursuant to the terms of the Offering, Telegen is required to satisfy the following two conditions prior to the proceeds being released from Escrow:

              (a)  Approval of the United States Bankruptcy Court for the Northern District of California (the “Court”) of Telegen’s Plan of Reorganization (the “Plan”), on or before June 30, 2000; and

              (b)  Cause a registration statement covering the Shares to be declared effective with the U.S. Securities and Exchange Commission (“SEC”) no more than 180 days after the confirmation of the Plan.

              In the event that either of these conditions has not been met, the Offering proceeds are required to be promptly returned to the respective subscriber without interest thereon or deduction therefrom.

        3.  The parties hereto acknowledge and agree that, although the Court ordered the confirmation of the Plan on June 28, 2000, Telegen will be unable to cause a registration statement covering the Shares to be declared effective with the SEC no more than 180 days after the confirmation of the Plan.

        4.  On December 14, 2000, Telegen, Merchant, and Pacific amended the terms and conditions of the Offering as follows:

              (a)  The per share offering price is reduced from US$10.00 per share to US$5.00 per share of common stock, causing the number of shares of common stock subscribed to by each subscriber to increase by a factor of 2 (rounded up to the next whole share);

              (b)  All interest earned on such subscriber’s funds held in Escrow from the date of the investment: (i) shall be paid in cash to the such subscriber upon the closing of this offering, or (ii) shall be refunded to such subscriber promptly, if Telegen fails to satisfy all conditions herein for the release of the Offering proceeds from Escrow and the Offering is terminated;

              (c)  On or before December 22, 2000, Telegen shall have filed with the SEC:

              (i)  a registration statement to register the Shares for public sale, pursuant to the Act,

              (ii)  its Annual Reports for fiscal years ended December 31, 1998 and 1999, respectively, on Form 10-K or 10-KSB, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”),

              (iii)  its Quarterly Reports for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, respectively, on Form 10-Q or 10-QSB, pursuant to the Exchange Act, and

              (iv)  its Current Reports on Form 8-K, pursuant to the Exchange Act;

              (d)  On or before April 30, 2001, the registration statement as filed with the SEC to register the Shares for public sale shall have been declared effective;

              (e)  Provided that each of the forgoing filings has occurred as set forth above and upon the effective date of the Registration Statement, which shall occur on or before April 30, 2001, all of the Offering proceeds held in Escrow, plus all interest accrued thereon in excess of the interest set forth in Section 4(b) herein, shall be released to Telegen. If any of the foregoing filings has not been made as set forth above or if the registration statement has not been declared effective on or before April 30, 2001, all of the Offering proceeds held in Escrow shall be returned to the subscribers including the interest set forth in Section 4(b) herein;

              (f)  Telegen shall use its best efforts to cause its common stock to be quoted on the OTC Bulletin Board on or before January 9, 2001; and

              (g)  Telegen acknowledges that it is currently “in registration” (i.e., it is in the process of preparing and filing a registration statement with the SEC), has entered what is commonly referred to as the “quiet period” pursuant to the U.S. securities laws, and therefore is subject to the “gun jumping” regulations of the SEC. Nonetheless, Telegen believes that it is important to its business to attend the CES trade show in January 2001. Telegen shall use its good faith efforts to comply with the “gun jumping” regulations, and shall engage U.S. securities counsel to advise it in its efforts to comply with such regulations. Furthermore, Telegen shall engage U.S. securities counsel to accompany Telegen’s officers at the CES trade show in order to provide on-site advice to assist Telegen in its good faith efforts to comply with the “gun jumping” regulations.

        5.  IF YOU DO NOT AGREE TO THE AMENDED TERMS OF THE OFFERING AS SET FORTH HEREIN, YOU MUST COMPLETE AND RETURN THE RESCISSION LETTER ATTACHED HERETO. THE SIGNED RESCISSION LETTER MUST BE RECEIVED BY YOUR BROKER BEFORE THE END OF BUSINESS ON DECEMBER 22, 2000 (“EXTENSION DATE”). IF YOUR BROKER HAS NOT RECEIVED YOUR SIGNED RESCISSION LETTER BEFORE SUCH TIME, YOU WILL BE DEEMED TO HAVE CONFIRMED YOUR SUBSCRIPTION FOR THE SHARES AND TO HAVE REJECTED YOUR RIGHT TO RESCIND SUCH SUBSCRIPTION.

        If you have any questions regarding this matter, please contact your broker or Mr. William Swayne at 650-261-9400.

Very truly yours,

/s/ WILLIAM M SWAYNE

William M. Swayne II President

RESCISSION LETTER

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I HEREBY RESCIND MY SUBSCRIPTION FOR ________ SHARES OF COMMON STOCK, NO PAR VALUE, OF TELEGEN CORPORATION AND DEMAND A FULL REFUND OF MY SUBSCRIPTION PRICE WITHOUT INTEREST OR DEDUCTION.

SUBSCRIBER               DATE